                      Bay View Securitiation Corporation
                         Bay View 1999-LG-1 Auto Trust
                    For Remittance Date: February 29, 2000


A.  Principal Balance Reconciliation

                                                                                                                            Number
                                                     A-1           A-2             A-3            A-4          Total          of
                                                                                                                           Accounts
                                               -------------------------------------------------------------------------------------
(A) Original Principal Balance                  42,750,000.00  97,000,000.00  55,000,000.00  52,023,107.00  246,773,107.00   17753
                                               -------------------------------------------------------------------------------------
(B) Beginning Period Principal Balance          26,508,123.25  97,000,000.00  55,000,000.00  52,023,107.00  230,531,230.25   17158
                                               -------------------------------------------------------------------------------------
(C) Collections (Regular Payments)               3,918,062.33           0.00           0.00           0.00    3,918,062.33     N/A
                                               -------------------------------------------------------------------------------------
(D) Withdrawal from Payahead (Principal)             8,883.19           0.00           0.00           0.00        8,883.19     N/A
                                               -------------------------------------------------------------------------------------
(E) Collections (Principal Payoffs)              3,995,175.85           0.00           0.00           0.00    3,995,175.85     347
                                               -------------------------------------------------------------------------------------
(F) Collections (Principal Recoveries)              62,860.22           0.00           0.00           0.00       62,860.22     N/A
                                               -------------------------------------------------------------------------------------
(G) Charge Offs Amount                             291,253.55           0.00           0.00           0.00      291,253.55      29
                                               -------------------------------------------------------------------------------------
(H) Principal Reductions (Partial Charge-Offs)       1,889.79           0.00           0.00           0.00        1,889.79     N/A
                                               -------------------------------------------------------------------------------------
(I) Repurchases                                          0.00           0.00           0.00           0.00            0.00       0
                                               -------------------------------------------------------------------------------------
(J) Ending Balance                              18,229,998.32  97,000,000.00  55,000,000.00  52,023,107.00  222,253,105.32   16782
                                               -------------------------------------------------------------------------------------
Notional Principal Balance:
                                                                                                            --------------
(K) Beginning                                                                                               168,511,922.91
                                                                                                            --------------
(L) Ending                                                                                                  160,526,941.32
                                                                                                            --------------
(M) Certificate Factor                             42.643271%    100.000000%    100.000000%    100.000000%      90.063746%
                                               -------------------------------------------------------------------------------------

B.  Cash Flow Reconciliation
                                                                                                                 Total
                                                                                                            --------------
(A) Cash Wired                                                                                               10,374,896.38
                                                                                                            --------------
(B) Interest Wired/Earned                                                                                        40,682.97
                                                                                                            --------------
(C) Withdrawal from Payahead Account                                                                              8,883.19
                                                                                                            --------------
(D) Advances                                                                                                      6,163.08
                                                                                                            --------------
(E) Repurchases                                                                                                       0.00
                                                                                                            --------------
(F) Gross Charge-Off Recoveries                                                                                    -340.31
                                                                                                            --------------
(G) Gross Charge-Off Advances                                                                                     2,145.20
                                                                                                            --------------
(H) Spread Account Withdrawal                                                                                         0.00
                                                                                                            --------------
(I) "A" Surety Bond Draw for "I" Interest                                                                             0.00
                                                                                                            --------------
(J) "A" Surety Bond Draw for  "A-1" Principal or Interest                                                             0.00
                                                                                                            --------------
(K) "A" Surety Bond Draw for "A-2" Principal or Interest                                                              0.00
                                                                                                            --------------
(L) "A" Surety Bond Draw for  "A-3" Principal or Interest                                                             0.00
                                                                                                            --------------
(M) "A" Surety Bond Draw for "A-4" Principal or Interest                                                              0.00
                                                                                                            --------------
        Total Collections                                                                                    10,432,430.51
                                                                                                            --------------

C. Trustee Distribution
                                                                                                                 Total
                                                                                                            --------------
(A) Total Cash Flow                                                                                          10,432,430.51
                                                                                                            --------------
(B) Unrecovered Interest Advances                                                                                 2,145.20
                                                                                                            --------------
(C) Servicing Fee (Due and Unpaid)                                                                              144,082.02
                                                                                                            --------------
(D) Interest to "A-1" Certificate Holders, including Overdue                                                    130,879.79
                                                                                                            --------------
(E) Interest to "A-2" Certificate Holders, including Overdue                                                    556,133.33
                                                                                                            --------------
(F) Interest to "A-3" Certificate Holders, including Overdue                                                    316,708.33
                                                                                                            --------------
(G) Interest to "A-4" Certificate Holders, including Overdue                                                    306,502.81
                                                                                                            --------------
(H) Interest to "I" Certificate Holders, including Overdue                                                      210,639.90
                                                                                                            --------------
(I) Principal to "A-1" Certificate Holders, including Overdue                                                 8,278,124.93
                                                                                                            --------------
(J) Principal to "A-2" Certificate Holders, including Overdue                                                         0.00
                                                                                                            --------------
(K) Principal to "A-3" Certificate Holders, including Overdue                                                         0.00
                                                                                                            --------------
(L) Principal to "A-4" Certificate Holders, including Overdue                                                         0.00
                                                                                                            --------------
(M) Reinsurance Fee                                                                                                   0.00
                                                                                                            --------------
(N) Surety Bond Fee                                                                                              46,650.10
                                                                                             -------------  --------------
(O)       First Loss Protection                                                                   9,508.96
                                                                                             -------------
(P)       Surety Bond Premium                                                                    37,141.14
                                                                                             -------------
                                                                                                            --------------
(Q) Interest Advance Recovery Payments                                                                                0.00
                                                                                                            --------------

                       Bay View Securitization Corporation
                          Bay View 1999-LG-1 Auto Trust
                     For Remittance Date: February 29, 2000

                                                                                                              --------------
(R) Unreimbursed Draws on Class "A" Surety Bond for Class "A-1" Interest                                                0.00
                                                                                                              --------------
(S) Unreimbursed Draws on Class "A" Surety Bond for Class "A-2" Interest                                                0.00
                                                                                                              --------------
(T) Unreimbursed Draws on Class "A" Surety Bond for Class "A-3" Interest                                                0.00
                                                                                                              --------------
(U) Unreimbursed Draws on Class "A" Surety Bond for Class "A-4" Interest                                                0.00
                                                                                                              --------------
(V) Unreimbursed Draws on Class "A" Surety Bond for Class "I" Interest                                                  0.00
                                                                                                              --------------
(W) Deposit to Payahead                                                                                                 0.00
                                                                                                              --------------
(X) Bank Account Interest to Servicer                                                                              40,682.97
                                                                                                              --------------
(Y) Excess Yield                                                                                                  399,881.13
                                                                                                              --------------
        Balance                                                                                                         0.00
                                                                                                              --------------

D.  Spread Account and Surety Reconciliation
                                                                                              Spread Account   Surety Bond
                                                                                               -------------  --------------
(A) Beginning Balance                                                                           1,590,149.80  231,530,013.04
                                                                                               -------------  --------------
(B) Additions to Spread Amount                                                                    399,881.13             N/A
                                                                                               -------------  --------------
(C) Interest Earned                                                                                 5,313.16            0.00
                                                                                               -------------  --------------
(D) Draws                                                                                               0.00            0.00
                                                                                               -------------  --------------
(E) Reimbursement for Prior Draws                                                                        N/A            0.00
                                                                                               -------------  --------------
(F) Distribution of Funds to  "IC" Class or Servicer                                                     N/A            0.00
                                                                                               -------------  --------------
(G) Prior Month Distribution of Funds to "IC" Class                                                     0.00             N/A
                                                                                               -------------  --------------
(H) Ending Balance                                                                              1,995,344.09  222,327,901.70
                                                                                               -------------  --------------
(I) Required Balance                                                                            8,644,921.13  222,327,901.70
                                                                                               -------------  --------------
(J) Distribution to "IC" Class                                                                          0.00
                                                                                               -------------
E.  Current Receivables Delinquency
                    #Payment Delinquency                                        Number             Balance
                    --------------------                                    ---------------    --------------
(A) 31-60                                                                                60        731,564.33
                                                                            ---------------    --------------
(B) 61-90                                                                                44        555,064.35
                                                                            ---------------    --------------
(C) 91+                                                                                  15        182,357.06
                                                                            ---------------    --------------
(D) Total                                                                               119      1,468,985.74
                                                                            ---------------    --------------
F.  Excess Yield

                           Month                                              Excess Yield         Pool           Excess Yield
                           -----                                                 Balance          Balance        (Annualized %)
                                                                            ---------------    --------------    --------------
(A) Current                                                                      399,881.13    222,253,105.32        2.1591%
                                                                            ---------------    --------------    --------------
(B) 1st Previous                                                                 869,463.56    230,531,230.25        4.5259%
                                                                            ---------------    --------------    --------------
(C) 2nd Previous                                                                 712,039.88    238,136,517.97        3.5881%
                                                                            ---------------    --------------    --------------
(D) 3rd Previous                                                                       0.00              0.00        0.0000%
                                                                            ---------------    --------------    --------------
(E) Four-Month Rolling Excess Yield                                              495,346.14    172,730,213.39        3.4413%
                                                                            ---------------    --------------    --------------
G.  Delinquency Rate (30+)
                                                                                   Month            Pool
                           Month                                                  Balance         Balance              %
                           -----                                            ---------------    --------------    --------------
(A) Current                                                                    1,468,985.74    222,253,105.32        0.6610%
                                                                            ---------------    --------------    --------------
(B) 1st Previous                                                               1,558,139.21    230,531,230.25        0.6759%
                                                                            ---------------    --------------    --------------
(C) 2nd Previous                                                                 958,777.15    238,136,517.97        0.4026%
                                                                            ---------------    --------------    --------------
(D) 3rd Previous                                                                       0.00              0.00        0.0000%
                                                                            ---------------    --------------    --------------
(E) Four-Month Rolling Average                                                   996,475.53    172,730,213.39        0.5769%
                                                                            ---------------    --------------    --------------

                       Bay View Securitization Corporation
                          Bay View 1999-LG-1 Auto Trust
                     For Remittance Date: February 29, 2000


H.  Net Loss Rate
                                                                                    Liquidation       Average        Defaulted
                        Month                                          Balance        Proceeds        Balance       (Annualized)
                        -----                                         ----------    ----------     --------------   ------------
(A) Current                                                           354,113.77     62,519.91     226,392,167.79      1.5456%
                                                                      ----------    ----------     --------------   ------------
(B) 1st Previous                                                       94,635.55         26.00     234,333,874.11      0.4845%
                                                                      ----------    ----------     --------------   ------------
(C) 2nd Previous                                                       22,625.72     14,769.73     119,068,259.99      0.0792%
                                                                      ----------    ----------     --------------   ------------
(D) Three-Month Rolling Average                                       157,125.01     25,771.88     193,264,766.96      0.8156%
                                                                      ----------    ----------     --------------   ------------

I.  Charge-Off / Recoveries
                                                                        Number        Balance
                                                                      ----------    ----------
(A) Collection Period Charge-Off Receivables                                  29    293,143.34
                                                                      ----------    ----------
(B) Gross Charge-Offs Cumulative Receivables                                  36    401,361.66
                                                                      ----------    ----------
(C) Collection Period Recoveries on Charge-Offs                               NA       -340.31
                                                                      ----------    ----------
(D) Recoveries on Charge-Offs To-Date                                         NA       -190.31
                                                                      ----------    ----------
J.  Repossessions
                                                                      ----------  ------------
(A) Collection Period Repossessions                                           27    364,109.74
                                                                      ----------  ------------
(B) Aggregate Repossessions                                                   79  1,108,551.34
                                                                      ----------  ------------
(C) Unliquidated Repossessions                                                42    534,548.98
                                                                      ----------  ------------
K.  Forced Place Insurance
                                                                      ----------  ------------
(A) FPI Charge-Offs                                                            0          0.00
                                                                      ----------  ------------
(B) FPI Canceled/Waived/Removed/ Reversed                                      0          0.00
                                                                      ----------  ------------
L.  Payahead Reconciliation
                                                                      ----------
(A) Beginning Balance                                                 241,936.17
                                                                      ----------
(B) Deposit                                                                 0.00
                                                                      ----------
(C) Withdrawal                                                          8,883.19
                                                                      ----------
(D) Ending Balance                                                    233,052.98
                                                                      ----------

  Approved By:    /s/  Michael LaOrange
                  --------------------------
                  Michael LaOrange
                  Vice President, Controller
                  Bay View Acceptance Corp